Management Presentation May 2018

Forward looking statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward- looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward-looking statements, which may be based on assumptions and anticipated events that do not materialize. 2

Advantages over the typical carrier  Leisure customer Built to be different – Will travel in all economic conditions – Vacations are valued – price dependent Leisure customer  Small/medium cities Underserved markets – Filling a large void Little competition – Increasing opportunity - industry restructuring Low cost aircraft – Diversity of network - minimizes competition Low frequency/variable  Flexibility capacity – Adjust rapidly to changing macro (fuel/economy) Unbundled pricing – Changes in capacity - immediate impact on price – Minimize threat of irrational behavior from others Closed distribution  Low cost fleet – mostly used aircraft Bundled packages – Match capacity to demand, highly variable Highly profitable – Relatively low capital needs, higher free cash flow – Can grow and return cash to shareholders 3

Measured, profitable growth Total revenue Scheduled ASMs 14.00 13.40 13.03 $1,600 13.00 $1,549 $1,504 11.92 $1,500 12.00 billions $1,400 - $1,363 11.00 mm - ASMs 10.24 USD USD $1,300 $1,262 10.00 $1,200 9.00 8.69 $1,137 $1,100 8.00 $1,000 7.00 2014 2015 2016 2017 LTM 1Q18 2014 2015 2016 2017 LTM 1Q18 4

A very large niche Stars– leisure destinations Based on current published schedule through November 6, 2018 416 routes, 96 small/medium cities, 21 leisure destinations 5

Little competition Historic level of non-competitive routes 314 321 294 255 221 207 181 161 168 136 114 98 95 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2018 Routes without competition Routes with competition Competitors – overlapping routes Legacy carriers 72 Brand/lower cost carriers 7 ULCC’s 54 Based on current published schedule through November 6, 2018, announcements and cancellations as of May 1, 2018 Legacy carriers – American, Delta, Southwest, United. Brand / lower cost carriers – Alaska, Hawaiian, JetBlue ULCC carriers – Frontier, Spirit Competitive routes are those that have non-stop flights between similar markets 6

Low frequency model Leisure = seasonality Small cities = low frequency(1) Avg. block hours/AC/day 8.5 Weekly market frequency 60.0% 8.0 Peak Off peak 7.5 50.0% 7.0 40.0% 6.5 6.0 30.0% 5.5 20.0% 5.0 departures total of % System hours/AC/day block System 4.5 10.0% 4.0 0.0% 3.5 2x 3x 4x 5x or greater Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Weekly frequency of departures 2014 2015 2016 2017 2018E 1 - Peak = peak is defined as 11/23 – 12/1, 12/21 – 1/3, 2/18 – 4/14, 6/3 – 8/18. Remaining is off peak 7

Low costs even with low utilization LTM 1Q18 CASM ex fuel vs daily aircraft 9.0 utilization 8.5 8.4 JBLU 8.0 7.6 7.5 ALK ex fuel (cents) fuel ex 7.0 6.6 CASM 6.5 ALGT 6.0 5.5 5.4 SAVE 5.0 5.0 6.0 7.0 8.0 9.0 10.0 11.0 12.0 13.0 14.0 Average daily aircraft utilization – LTM (block hours per day) As of LTM 1Q18, ALGT – Allegiant, JBLU – JetBlue, ALK – Alaska mainline, SAVE – Spirit Allegiant is ex $35m MD-80 impairment taken in 4Q17 8

Fleet plan 120 Aircraft by seat count Total Total 110 100 100 Total 25 89 Total 82 25 80 20 EOY 23 10 60 48 38 AC count AC 22 27 40 20 37 32 37 37 0 2017 2018E 2019E 2020E MD80 (166 seats) A319 (156 seats) A320 (186 seats) A320 (177 seats) Estimated aircraft count at end of year 186 seat density project dependent on outside supply chains and could impact the schedule 9

Capex & Airbus heavy maintenance Capital expenditures ($ millions) $700 Total $630 $600 35 75 $500 Total Total $395 $400 Total $390 $345 90 125 45 Millions USD $300 520 75 75 15 75 20 $200 10 $100 195 210 185 $0 2017 2018E 2019E 2020E Aircraft CAPEX Max Pax Other CAPEX Airbus Heavy Maintenance Estimates are based on various assumptions which may not materialize Other Capex includes Capex for IT projects as well as other non-aircraft CAPEX Heavy maintenance consists of Airbus heavy airframe visits and engine expenses to be capitalized 10

Cumulative return to shareholders $893m returned to shareholders since 2007 $100m remaining in share repurchase authority Reduced diluted share count by 22% since 2007** $900 Implemented quarterly cash dividend in Q1 2015 – now $0.70 per share $800 $700 $282.3 $271.0 $600 $225.3 $157.8 $500 $ mm $400 $95.3 $300 $611.0 $611.0 $200 $53.5 $520.5 $454.1 $53.5 $100 $14.9 $326.1 $96.5 $98.4 $103.4 $187.0 $17.4 $42.7 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Share repurchases Dividends **-Diluted share count in 2007 was 20.5m, share count for first quarter 2018 was 16m 2014 includes $42m returned through a special dividend declared in 2013 and paid in January 2014 2015 includes $44m returned through a special dividend declared in 2014 and paid in January 2015 2016 includes $28m returned through a special dividend declared in 2015 and paid in January 2016 11

Unique business model and results  Highly resilient and profitable – Profitable last 61 quarters (1) – LTM 1Q18 adjusted EBITDA $388mm (2) – LTM 1Q18 Return on Equity 38%(2)  Strong balance sheet – Rated BB- and Ba3(3) – Adjusted debt/ EBITDAR 2.8x(2) – $136mm returned to shareholders in 2017 • $100 mm in share repurchase authority as of 4/25/18 – Recurring quarterly cash dividend of $0.70 per share  Management owns >20% (1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment (2) See GAAP reconciliation and other calculations in Appendix (3) Corporate rating of Ba3 by Moody’s and BB- by Standard & Poor’s 12

Existing guidance - 2018  2018 FY EPS $10 to 12 per share  FY 18 ASMs per gallon 77.5 to 79.5  FY 18 interest expense $50mm to $60mm  FY 18 tax rate 21% to 22%  FY 18 share count 15.9m  FY 18 CAPEX $345mm (excludes Sunseeker resort)  FY 18 fixed fee revenue $35mm  FY 18 maintenance per aircraft per month $95 to $105 thousand  FY 18 ownership cost* per aircraft per month $120 to $130 thousand 2nd Quarter 2018 Full year 2018 System ASMs 10 to 14% 11 to 15% Scheduled ASMs 10 to 14% 11 to 15% Guidance subject to change * - Ownership cost includes both depreciation and amortization as well as aircraft rental expense 13

Appendix

GAAP reconciliation EBITDA calculations $mm LTM 1Q18 2017 2016 2015 Operating income as reported (GAAP) 233.4 227.2 370.6 371.7 +Depreciation and Amortization 119.3 121.7 105.2 98.1 =EBITDA 352.7 348.9 475.8 469.8 + Write down of MD-80 fleet 35.3 35.3 =Adjusted EBITDA 388.0 384.2 475.8 469.8 + Aircraft lease rental 3.0 3.1 0.9 2.3 =EBITDAR 391.0 387.3 476.7 472.1 Total debt 1,062.8 1,011.6 808.2 641.7 2 +7 x annual aircraft lease rent 20.7 21.7 6.3 16.1 Adjusted total debt 1,083.5 1,186.6 814.5 657.8 =Adjusted Debt to EBITDAR 2.8x 3.1x 1.7x 1.4x Average # of in service aircraft in period 89 87 83 74 =EBITDA per aircraft 4.4 4.5 5.7 6.4 Interest expense 38.9 34.6 28.8 26.5 = Interest coverage 10.0x 11.1x 16.5x 17.7x 15

GAAP reconciliation Return on equity $mm LTM 1Q18 2017 2016 2015 Net Income as reported (GAAP) 207.9 194.9 219.6 220.4 Mar 2018 Mar 2017 Dec 2017 Dec 2016 Dec 2015 Dec 2014 Total shareholders equity 598.3 503.1 551.8 473.6 350.0 294.1 Return on equity 38% 38% 53% 68% ROE = Net income / Avg shareholders equity 16

Revenue components Average fare - total Average fare - ancillary third party products $140 $137.23 $5.00 $4.56 $129.35 $130 $4.29 $4.34 $4.08 $4.00 $120 $117.96 $116.77 $116.78 $110 $3.00 2014 2015 2016 2017 LTM 1Q18 2014 2015 2016 2017 LTM 1Q18 * Average fare - scheduled service Average fare - ancillary air-related charges $91.30 $50.00 $90 $46.43 $78.63 $80 $45.40 $45.02 $45.31 $70 $68.47 $67.39 $67.47 $41.37 $60 $40.00 2014 2015 2016 2017 LTM 1Q18 * 2014 2015 2016 2017 LTM 1Q18 * All revenue is revenue per scheduled passenger * - Reflects division of passenger revenue between scheduled service and air-related charges in Company’s booking path 17

Aircraft profitability comparison Projected EBIT / AC vs projected utilization / AC 8.0 8.0 7.0 7.0 6.0 6.0 5.0 5.0 4.0 4.0 3.0 3.0 EBIT / Aircraft (in $millions) 2.0 2.0 Utilization Utilization (Block Hours / AircraftDay) 1.0 1.0 - - MD80 Utilization Airbus Utilization MD80 EBIT / Aircraft Airbus EBIT / Aircraft Notes: Airbus is 176 seat A320 Fuel price assumption of $2.17/gal Does not include 2020 revenue initiatives 18

2018 labor cost drivers  Flight attendant agreement – 5 year contract – Estimated 2018 ~$8m – Estimated 5yr impact ~$57m – Contract approved end of Dec 2017 Contract rate increases Rate Increases 2018 2019 2020 2021 2022 Pilots 2.5% 1.5% 1.0% 1.0% 1.0% Flight Attendants 15.5% 1.5% 1.5% 2.0% 1.0% 19

Pilot normalization Pilots per AC 0.7 9.8 10.0 (1.1) 1.1 9.0 (0.7) 0.3 (0.4) 8.0 0.5 7.6 1.5 7.0 6.0 5.8 5.0 4.0 3.0 2.0 1.0 - 2012 Actual AC Utilization Part 117 Pilot Contract Training Overstaffing 2018 Forecast Training Overstaffing Single Fleet 2020 Forecast Pilots/AC Increase Decrease 2018 numbers are estimates 20

Drivers of 2018 capacity  2018 YoY ASM growth expected to be between 11 to 15% – Airbus efficiency over MD80s – 4th Quarter 2018 will see least amount of growth as we end transition quickly 85 Average lines of flying 80 75 70 65 1Q 2Q 3Q 4Q 2017 2018 21

Network and capacity flexibility  Continue to be flexible with macro environment and oil price – Ability to manage capacity on a single round-trip basis % of previous year same store ASMs reduced / not flown 40% 35% Fuel spike 30% 25% Fuel spike 20% 15% Consistent high fuel 10% Low fuel 5% 0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 22

Future growth Representative Cities Tiny Origination: Grand Island, NE Small Origination: Syracuse, NY Mid-size Origination: Cincinnati, OH Large Origination: Atlanta, GA Small Destination: Savannah, GA Mid-size Destination: Austin, TX Large Destination: Las Vegas, NV city size Small Medium Destination Medium Large Large Large Tiny Small Mid-size Large Origination city size - Future opportunity - Currently served 23

Contribution of initiatives Original Actual Original Update Operating earnings annual impact -$m 1 2017 2017 2020E 2020E Fuel benefit from ASM production $6 $6 $21 $21 Ex-fuel savings (costs) (21) (29) 73 73 Credit card program 10 17 45 50 eCommerce initiatives 14 10 92 92 Pricing engine 7 2 49 49 Fixed fee 5 8 20 20 186 seat modification 0 0 27 17 Fleet productivity 0 0 21 33 Total $21m $14m $348m $355m 1 - 2020 numbers are projected earnings increases over 2016 Estimates are based on various assumptions which may not materialize 24